SSgA ACTIVE ETF TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 31, 2014

This Statement of Additional Information (the “SAI”) is not a prospectus. With respect to each of the Trust’s series listed below, this SAI should be read in conjunction with the prospectus dated October 31, 2014, as may be revised from time to time (the “Prospectus”).

FUND	TICKER
SPDR SSgA Multi-Asset Real Return ETF	RLY
SPDR SSgA Income Allocation ETF	INKM
SPDR SSgA Conservative Global Allocation ETF	CNSA
SPDR SSgA Global Allocation ETF	GAL
SPDR SSgA Aggressive Global Allocation ETF	AGRA
SPDR Blackstone / GSO Senior Loan ETF	SRLN
SPDR SSgA Ultra Short Term Bond ETF	ULST
SPDR MFS Systematic Core Equity ETF	SYE
SPDR MFS Systematic Growth Equity ETF	SYG
SPDR MFS Systematic Value Equity ETF	SYV
SPDR SSgA Risk Aware ETF	RORO

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257.

Copies of the Prospectus and the Trust’s Annual Report to Shareholders dated June 30, 2014 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust’s Annual Report to Shareholders for the fiscal year ended June 30, 2014 are incorporated by reference into this SAI. Funds not included in the Trust’s Annual Report to Shareholders for the fiscal year ending June 30, 2014 had not commenced operations as of June 30, 2014, and therefore did not have any financial information to report for the Trust’s June 30, 2014 fiscal year end.

ACTSAI

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each a “Fund” and collectively the “Funds”). The Trust was organized as a Massachusetts business trust on March 30, 2011. The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). SSgA Funds Management, Inc. serves as the investment adviser for each Fund (the “Adviser”) and certain Funds are sub-advised by a sub-adviser as further described herein (each, a “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser,” such reference should be read to refer to the Sub-Adviser where the context requires.

Each Fund pursues its respective investment objective indirectly by investing through what is referred to as a “master-feeder” structure. Under the master-feeder arrangement, each Fund invests substantially all of its assets in a corresponding “master fund,” which is a separate mutual fund with an identical investment objective. Except as otherwise designated, each Fund reserves the right to invest in the types of instruments as its corresponding master fund. However, each Fund has no present intention to pursue its respective investment strategy other than by investing substantially all of its assets in its corresponding master fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Fund consists of 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

The SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF may sometimes be collectively referred to herein as the “MFS ETFs.” The SSgA MFS Systematic Core Equity Portfolio, SSgA MFS Systematic Growth Equity Portfolios and SSgA MFS Systematic Value Equity Portfolio may sometimes be collectively referred to herein as the “MFS Portfolios.”

INVESTMENT POLICIES

Each Fund may directly, or indirectly through a series of SSgA Master Trust (each such series, a “Portfolio”) or a Portfolio’s investment in an exchange traded product (“ETP”), invest in any of the instruments or engage in any of the investment practices described below if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

PRINCIPAL INVESTMENT STRATEGIES

DIVERSIFICATION STATUS

Each Portfolio and Fund (except the SPDR SSgA Ultra Short Term Bond ETF, SSgA Ultra Short Term Bond Portfolio, SPDR SSgA Risk Aware ETF and State Street Risk Aware Portfolio) is classified as a “diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the investment company.

The SPDR SSgA Ultra Short Term Bond ETF, SSgA Ultra Short Term Bond Portfolio, SPDR SSgA Risk Aware ETF and State Street Risk Aware Portfolio are each classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that each Portfolio or Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that each Portfolio or Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. This may have an adverse effect on a Portfolio or Fund’s performance or subject a Portfolio or Fund’s Shares to greater price volatility than more diversified investment companies.

Each Portfolio and each corresponding Fund intend to maintain a level of diversification and otherwise conduct their operations so as to enable the Fund to qualify for treatment as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Portfolios and may make it less likely that the Portfolios and Funds will meet their investment objectives.

CONCENTRATION

The Portfolios and Funds do not intend to concentrate their investments in any particular industry. The Portfolios and Funds (except the Blackstone / GSO Senior Loan Portfolio) look to the Global Industry Classification Standard Level 3 (Industries) in making industry determinations. The Blackstone / GSO Senior Loan portfolio looks to S&P Industry Classifications in making industry determinations.

PREFERRED SECURITIES

Each Portfolio may invest in preferred securities. Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which a Portfolio invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced and a Portfolio would be unable to acquire securities paying comparable rates with the redemption proceeds.

CONVERTIBLE SECURITIES

Each Portfolio may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

BONDS

Each Portfolio may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a fund holding fixed rate bonds can decline, as can the value of the fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

In addition, each Portfolio may invest in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

SENIOR LOANS

The Blackstone / GSO Senior Loan Portfolio invests primarily in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Portfolio and Fund do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Portfolio as the issuers of such loans.

Senior Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If the Portfolio makes a direct investment in a Senior Loan as one of the lenders, it generally acquires the loan at or below par. This means the Portfolio receives a return at or above the full interest rate for the loan. If the Portfolio acquires its interest in Senior Loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Portfolio may be able to invest in Senior Loans only through assignments or participations.

When the Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection actions, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

The Fund may, but will not typically, invest in Senior Loans through participations. A participation interest represents a fractional interest in a loan held by the lender selling the Portfolio the participation interest. In the case of participations, the Portfolio will not have any direct contractual relationship with the borrower, the Portfolio’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Portfolio’s rights upon a default. The Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. The Fund will only purchase participations from lenders with credit ratings of Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch, or a comparable rating by another nationally recognized rating agency.

The Portfolio may be affected by the credit of both the agent and the lender from whom the Portfolio acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or by the agent to the lender or offsets against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific Senior Loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which the Portfolio will invest will, in most instances, be Senior Loans, which are secured and senior to other indebtedness of the borrower. Each Senior Loan will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser. The value of collateral may decline after the Portfolio’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Portfolio may not receive all the payments to which it is entitled. By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Portfolio invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as further described below. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive a prepayment penalty fee assessed against the prepaying borrower.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Interbank Offered Rate (“LIBOR”). For example, if LIBOR were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. Additionally, many Senior Loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if LIBOR were 0.3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. However, if the same Senior Loan had a LIBOR floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that LIBOR was currently at 0.3%, thereby making the interest rate paid the borrower 4.00% (1.50% LIBOR floor base rate plus 2.50% fixed spread). During periods when LIBOR is greater than the LIBOR floor, the LIBOR floor would have no impact on the interest rate paid by the borrower. Not all Senior Loans have LIBOR floors and this feature is a relatively recent invention which may not persist in future issuances of Senior Loans.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The Sub-Adviser or its affiliates may from time to time borrow from financial institutions that act as agents for loans.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Portfolio and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Portfolio should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Portfolio and, therefore, the Fund could experience a decrease in the NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. If a court decides that access to collateral is limited or void, the Portfolio may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan. The typical practice of an agent or a loan investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower.

In the process of buying, selling and holding Senior Loans, the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys or sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon prepayment of a Senior Loan. Other fees received by the Portfolio may include covenant waiver fees, covenant modification fees or other consent or amendment fees.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in Senior Loans, the Adviser and/or Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Portfolio’s portfolio. Possession of such information may in some instances occur despite the Adviser’s and/or Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser and/or Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s and/or Sub-Adviser’s ability to trade in these Senior Loans for the account of the Portfolio could potentially be limited by its possession of such information. Such limitations on the Adviser’s and/or Sub-Adviser’s ability to trade could have an adverse effect on the Portfolio by, for example, preventing the Portfolio from selling a Senior Loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

The loan market, as represented by the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

Since 2008, the aggregate size of the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through July 2010, the overall size of the loan market contracted by approximately 15%. The number of market participants also decreased during that period. There can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for Senior Loans may benefit the Portfolio by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Portfolio and the rights provided to the Portfolio under the terms of the applicable loan agreement, and may increase the price of loans that the Portfolio wishes to purchase in the secondary market. A decrease in the demand for Senior Loans may adversely affect the price of loans in the Portfolio’s portfolio, which could cause the Portfolio’s and, therefore, the Fund’s net asset value to decline.

The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Bridge loans may have less liquidity than other Senior Loans that were issued to fund corporate purposes on a longer term basis.

Although not anticipated in the normal course, the Portfolio may occasionally acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. The Portfolio may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio’s investment policies. Such warrants and equity securities will typically have limited value and there is no assurance that such securities will ever obtain value.

OTHER LOANS

The Blackstone / GSO Senior Loan Portfolio may invest in secured loans that are not first lien and loans that are unsecured. These loans have the same characteristics as Senior Loans except that such loans are not first in priority of repayment and/or are not secured by collateral. Accordingly, the risks associated with these loans are higher than the risks for loans with first priority over the collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no value would remain for the holders of secured loans that are not first lien and loans that are unsecured and therefore result in a loss of investment to the Portfolio.

Secured loans that are not first lien and loans that are unsecured generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in these loans, which would create greater credit risk exposure for the holders of such loans. Secured loans that are not first lien and loans that are unsecured share the same risks as other below investment grade instruments.

VARIABLE AND FLOATING RATE SECURITIES

The SPDR SSgA Ultra Short Term Bond Portfolio and State Street Risk Aware Portfolio may each invest in variable and floating rate securities. Variable rate securities are instruments issued or guaranteed by entities such as (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Each Portfolio may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

COMMERCIAL PAPER

Each Portfolio may invest in commercial paper. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Portfolio may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investor’s Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

COLLATERALIZED LOAN OBLIGATIONS (“CLOs”)

Each Portfolio (except the Blackstone / GSO Senior Loan Portfolio) may invest in CLOs. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Senior Loans, the assets may also include (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Senior Loans. When investing in CLOs, a Portfolio will not invest in equity tranches, which are the lowest tranche. However, a Portfolio may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Portfolio intends to invest in CLOs consisting primarily of individual Senior Loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying Senior Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Portfolio’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

A Portfolio may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Portfolio.

Certain CLOs may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by a Portfolio as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

HIGH YIELD SECURITIES

Each Portfolio may invest in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Portfolio and, therefore, a Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Portfolio.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield security, and could adversely affect the daily net asset value per share of a Portfolio and, therefore, a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

SOVEREIGN DEBT OBLIGATIONS

Each Portfolio (except the Blackstone / GSO Senior Loan Portfolio) may invest in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

U.S. GOVERNMENT OBLIGATIONS

Each Portfolio may invest in U.S. government obligations. U.S. government obligations are a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

One type of U.S. government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including applicable Portfolios, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected to the extent of such commitment.

VARIABLE RATE DEMAND OBLIGATIONS

Each Portfolio may invest in Variable Rate Demand Obligations (VRDO). VRDOs are short-term tax exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.

INFLATION-PROTECTED OBLIGATIONS

Each Portfolio may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as inflation-protected public obligations of major governments and emerging market countries, excluding the United States. An inflation-protected public obligation is a type of security issued by a government that is designed to provide inflation protection to investors. Inflation-protected public obligations are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

Each Portfolio may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Portfolios seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Portfolio intends to use TBA transactions in several ways. For example, each Portfolio expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, a Portfolio may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Portfolio’s use of “TBA rolls” may cause the Portfolio to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

The Portfolios intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Portfolios may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Mortgage-backed securities are issued by the U.S. government or a government-sponsored enterprise, or by a private entity. Depending on the issuer, mortgage-backed securities may or may not be guaranteed. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

RESTRICTED SECURITIES

SPDR SSgA Ultra Short Term Bond Portfolio may invest in restricted securities. Restricted Securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Portfolio may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Portfolio may invest in to the Adviser. In reaching liquidity decisions, the Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

FOREIGN CURRENCY TRANSACTIONS

Each Portfolio (except the Blackstone / GSO Senior Loan Portfolio) may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future although a Portfolio may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Portfolios may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Portfolio’s foreign holdings increases because of currency fluctuations.

BUILD AMERICA BONDS

Each Portfolio may invest a portion of its assets in Build America Bonds. Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has historically been through the issuance of tax-free municipal bonds. The Build America Bond program allows state and local governments to issue taxable bonds for capital projects and to receive a direct federal subsidy payment from the Treasury Department for a portion of their borrowing costs. There are two general types of Build America Bonds. The first type of Build America Bond provides a federal subsidy through federal tax credits to investors in the bonds in an amount equal to 35 percent of the total coupon interest payable by the issuer on taxable governmental bonds (net of the tax credit), which represents a federal subsidy to the state or local governmental issuer equal to approximately 25 percent of the total return to the investor (including the coupon interest paid by the issuer and the tax credit). The second type of Build America Bond provides a federal subsidy through a refundable tax credit paid to state or local governmental issuers by the Treasury Department and the IRS in an amount equal to 35 percent (or 45 percent in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable to investors in these taxable bonds.

Issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy.

EXCHANGE-TRADED PRODUCTS

ETPs include exchange traded funds (“ETFs”) registered under the 1940 Act; exchange traded commodity trusts; and exchange traded notes (“ETNs”). The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Portfolios or Funds may invest, as well as a management fee for managing the Funds. It is possible that a conflict of interest among the Portfolios and Funds and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Portfolios and Funds and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which a Portfolio or Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETP. In addition, the

Adviser may have an incentive to take into account the effect on an Affiliated ETP in which a Portfolio or Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Portfolios and Funds.

Each Portfolio may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the “spread” (the difference between bid price and ask price) may be higher.

INVESTMENT COMPANIES

Each Portfolio may invest in the securities of other investment companies, including affiliated funds, money market funds and closed-end funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Each Fund invests substantially all of its assets in the corresponding Portfolio. Pursuant to Section 12(d)(1), a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund; or (iv) in the case of investment in a closed-end fund, more than 10% of the total outstanding voting stock of the acquired company. A fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the fund, such as through a master-feeder arrangement. Each Fund currently pursues its respective investment objective through such an arrangement. To the extent allowed by law, regulation, a Fund’s investment restrictions and the Trust’s exemptive relief, a Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds in excess of the limits discussed above.

To the extent a fund invests in and, thus, is a shareholder of, another investment company, the fund’s shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the fund to the fund’s own investment adviser and the other expenses that the fund bears directly in connection with the fund’s own operations.

EXCHANGE-TRADED FUNDS

Each Portfolio may invest in other exchange-traded funds (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

EXCHANGE-TRADED NOTES

Each Portfolio may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. A fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

QUALIFIED PUBLICLY TRADED PARTNERSHIPS

Regulated investment companies are subject to favorable tax treatment under the Internal Revenue Code. To qualify as a regulated investment company, each Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” For these purposes, each Fund is generally expected to be treated as if it held its share of the corresponding Portfolio’s investments and realized its share of the corresponding Portfolio’s income and loss directly. Income derived from direct and certain indirect investments in commodities is not qualifying income. Thus, income from certain commodities-related investments may cause a Fund not to qualify as a regulated investment company. Each Portfolio may invest up to 25% of its total assets in one or more ETPs that are qualified publicly traded partnerships (“QPTPs”) and whose principal activities are the buying and selling of commodities or options, futures, or forwards with respect to commodities. Income from QPTPs is generally qualifying income. A QPTP is an entity that is treated as a partnership for federal income tax purposes, subject to certain requirements. If such an ETP fails to qualify as a QPTP, the income generated from the Portfolio’s investment in the ETP may not be qualifying income. The Portfolio will only invest in such an ETP if it intends to qualify as a QPTP, but there is no guarantee that each such ETP will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of such ETPs as QPTPs. If a Fund fails to qualify as a regulated investment company, the Fund itself will be subject to tax, which will reduce returns to the Fund’s shareholders. Such a failure will also alter the treatment of distributions to the Fund’s shareholders.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Portfolios (except the Blackstone / GSO Senior loan Portfolio) may purchase publicly traded common stocks and preferred securities of foreign corporations. In addition, each Portfolio may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investments in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

Each Portfolio may invest in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, a Portfolio may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Portfolio shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

NON-PRINCIPAL INVESTMENT STRATEGIES

LEVERAGING

While the Portfolios and Funds do not anticipate doing so, each Portfolio and Fund may borrow money in an amount greater than 5% of the value of their respective total assets. However, a Portfolio or Fund may not borrow money from a bank in an amount greater than 33 1⁄3% of the value of the Portfolio’s or Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of each Portfolio’s and Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Portfolio or Fund will increase more when such Portfolio’s or Fund’s portfolio assets increase in value and decrease more when the Portfolio’s or Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Portfolio’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of the fund and, therefore, the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Portfolio intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Portfolio and, therefore, the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Portfolio’s and, therefore, a Fund’s assets. A Portfolio’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, the Portfolios do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1⁄3% of their respective total assets.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, S&P, Fitch, Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or applicable Sub-Adviser.

Subsequent to purchase by a Portfolio, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Securities rated lower than Baa3 by Moody’s or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

PRINCIPAL RISKS

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

NON-PRINCIPAL RISKS

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust or the SSgA Master Trust have adopted the following investment restrictions as fundamental policies with respect to each Fund and Portfolio. These restrictions cannot be changed with respect to a Fund or Portfolio without the approval of the holders of a majority of the Fund’s or Portfolio’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund or a Portfolio means the vote, at an annual or a special meeting of the security holders of the Trust or the SSgA Master Trust, of the lesser of (1) 67% or more of the voting securities of the Fund or Portfolio present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund or Portfolio. Except with the approval of a majority of the outstanding voting securities, a Fund or Portfolio may not:

1. (Except SPDR SSgA Ultra Short Term Bond ETF, SSgA Ultra Short Term Bond Portfolio, SPDR SSgA Risk Aware ETF and State Street Risk Aware Portfolio) Purchase securities of an issuer that would cause the Fund or Portfolio to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the Rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; 1

3. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds or Portfolios;

4. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds or Portfolios;

5. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude a Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

6. Act as an underwriter of another issuer’s securities, except to the extent the Fund or Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s or Portfolio’s purchase and sale of portfolio securities; or

7. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds or Portfolios.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund and Portfolio observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust or the SSgA Master Trust may vote the investment securities owned by the Fund or Portfolio in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund or Portfolio has valued the investment;

3. With respect to the SPDR Blackstone / GSO Senior Loan ETF and Blackstone / GSO Senior Loan Portfolio, under normal circumstances, invest less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in senior loans or in investments substantially similar to or related to senior loans. Prior to any change this 80% investment policy, the Fund or Portfolio will provide shareholders with 60 days written notice.

4. With respect to the SPDR SSgA Ultra Short Term Bond ETF and SSgA Ultra Short Term Bond Portfolio, under normal circumstances, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in debt securities. Prior to any change in this 80% investment policy, the Fund or Portfolio will provide shareholders with 60 days written notice.

5. With respect to the MFS ETFs and MFS Portfolios, under normal circumstances, invest less than 80% of a Fund’s or Portfolio’s net assets (plus the amount of borrowings for investment purposes) in equity securities. Prior to any change in this 80% investment policy, a Fund or Portfolio will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund or Portfolio to exceed its limitation, the Fund or Portfolio will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays). With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund or Portfolio to exceed its limitation, the Fund or Portfolio will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

The 1940 Act currently permits each of the Portfolio and the Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each of the Portfolio and the Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of each of the Portfolio’s and the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. With respect to investments in commodities, the 1940 Act presently permits each of the Portfolio and the Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the Commodity Exchange Act and the rules and regulations thereunder.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser and, if applicable, Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are six members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
INDEPENDENT TRUSTEES

FRANK NESVET c/o SSgA Active ETF Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	184	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SSgA Active ETF Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Retired.	184	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSgA Master Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SSgA Active ETF Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired (2005 -present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	184	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSgA Master Trust (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
DWIGHT D. CHURCHILL c/o SSgA Active ETF Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since March 2011	CEO and President, CFA Institute (2014 - present); Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	184	Affiliated Managers Group, Inc. (Director); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSgA Master Trust (Trustee).

CARL G. VERBONCOEUR c/o SSgA Active ETF Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	184	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSgA Master Trust (Trustee).

INTERESTED TRUSTEE

JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSgA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSgA Funds Management, Inc. (2005-2012).	250

SPDR Index

Shares Funds (Trustee); SPDR Series Trust (Trustee); SSgA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSgA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

ANN M. CARPENTER SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSgA Funds Management, Inc. (April 2014-present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2005-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008).

CHRISTOPHER A. MADDEN State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President, Citigroup Fund Services, LLC (2005-2009).*

DANIO MASTROPIERI State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Assistant Secretary	Term: Unlimited Served: since August 2013	Vice President and Counsel, State Street Bank and Trust Company (2013-present); Vice President, Citi Fund Services Ohio, Inc. (2007-2013).*, **

CHAD C. HALLETT State Street Bank and Trust Company One Iron Street, CCB0900 Boston, MA 02206 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-present).*

MATTHEW FLAHERTY State Street Bank and Trust Company One Iron Street, CCB0900 Boston, MA 02206 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Vice President, State Street Bank and Trust Company (1994-present).*

LAURA F. DELL State Street Bank and Trust Company One Iron Street, CCB0900 Boston, MA 02206 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-present).*

BRIAN HARRIS SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer	Term: Unlimited Served: since November 2013	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2013-Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since 2000.

The Board has concluded that Mr. Kelly should serve as Trustee because of the experience he gained serving as the President and Chief Executive Officer of the National Securities Clearing Corporation, his previous directorship experience, and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since 2000.

The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions, her knowledge of the financial services industry and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services, his knowledge of the financial services industry and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies, including SPDR Index Shares Funds and SPDR Series Trust since April 2010.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of SPDR Index Shares Funds and SPDR Series Trust since 2005 (Mr. Ross did not serve as Trustee of SPDR Index Shares Funds or SPDR Series Trust from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSgA Master Trust, SPDR Series Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $185,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $50,000 and the Chairman of the Audit Committee receives an additional annual fee of $20,000. Prior to July 1, 2014, each Independent Trustee received an annual fee of $170,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board received an additional annual fee of $50,000 and the Chairman of the Audit Committee received an additional annual fee of $20,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended June 30, 2014.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$2,947.00	N/A	N/A	$275,000
Bonny Boatman	$2,411.00	N/A	N/A	$225,000
Dwight Churchill	$2,411.00	N/A	N/A	$225,000
David M. Kelly	$2,625.00	N/A	N/A	$245,000
Carl Verboncoeur	$2,411.00	N/A	N/A	$225,000

(1)	The Fund Complex includes the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Kelly serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2014.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2014.

OWNERSHIP OF FUND SHARES

As of December 31, 2013, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Advisers, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows, as of December 31, 2013, the amount of equity securities beneficially owned by each Trustee in the Trust.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
David M. Kelly	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
Carl G. Verboncoeur	SPDR SSgA Income Allocation ETF	$1 to $10,000	$1 to $10,000

Interested Trustee:
James E. Ross	None	None	Over $100,000

CODES OF ETHICS

The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Advisers each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Advisers and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees of the SSgA Master Trust believes that the voting of proxies on securities held by each Portfolio is an important element of the overall investment process. As such, the Board of the SSgA Master Trust has delegated the responsibility to vote such proxies to the Adviser for each Portfolio, other than the Blackstone / GSO Senior Loan Portfolio which is sub-advised by GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) and the MFS Portfolios which are sub-advised by Massachusetts Financial Services Company (“MFS”). The Board of SSgA Master Trust has delegated the responsibility to vote proxies of the Blackstone / GSO Senior Loan Portfolio to GSO / Blackstone, and proxies of the MFS Portfolios to MFS. The Adviser’s and Sub-Advisers’ proxy voting policies are attached at the end of this SAI. Information regarding how a Portfolio voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Portfolios’ website at http://www.spdrs.com; and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust and the SSgA Master Trust have each has adopted a policy regarding the disclosure of information about the respective Trust’s portfolio holdings. The respective Board must approve all material amendments to this policy. The Funds’ or Portfolio’s portfolio holdings are publicly disseminated each day a Fund or a Portfolio is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund/Portfolio Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund or a Portfolio. Each Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning either Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or the Portfolios, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of June 30, 2014, the Adviser managed approximately $371.78 billion in assets. The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors (“SSgA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 90 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to GSO / Blackstone as sub-adviser to the SPDR Blackstone / GSO Senior Loan ETF, and with respect to MFS as sub-adviser to the MFS ETFs, including: (i) conduct periodic analysis and review of the performance by GSO / Blackstone and MFS of their obligations to their respective Funds and provide periodic reports to the Board regarding such performance; (ii) review any changes to GSO / Blackstone and MFS ownership, management, or personnel responsible for performing their obligations to their respective Funds and make appropriate reports to the Board; (iii) perform periodic due diligence meetings with representatives of GSO / Blackstone and MFS; and (iv) assist the Board and management of the Trust, as applicable, concerning the initial approval, continued retention or replacement of GSO / Blackstone and MFS as sub-advisers to their respective Funds.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth in each Fund’s Prospectus. With respect to each Fund, other than the SPDR Blackstone / GSO Senior Loan ETF and SPDR SSgA Risk Aware ETF, the management fee is reduced by the proportional amount of the advisory fee, as well as acquired fund fees and expenses, of the respective Portfolio. With respect to the SPDR Blackstone / GSO Senior Loan ETF and SPDR SSgA Risk Aware ETF, the management fee is reduced by the proportional amount of the advisory fee of the Blackstone / GSO Senior Loan Portfolio and State Street Risk Aware Portfolio, respectively. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses. The Adviser may, from time to time, waive all or a portion of its fee, although it does not currently intend to do so. The Adviser has agreed to pay all costs associated with the organization of the Trust and each Fund.

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:

FUND(1)	FISCAL YEAR ENDED JUNE 30, 2014	FISCAL YEAR ENDED JUNE 30, 2013	FISCAL YEAR ENDED JUNE 30, 2012
SPDR SSgA Multi-Asset Real Return ETF (2)	$43,345	$25,833	$715
SPDR SSgA Income Allocation ETF (2)	$163,921	$113,843	$1,847
SPDR SSgA Global Allocation ETF (2)(3)	$0	$0	$0
SPDR Blackstone / GSO Senior Loan ETF (4)	$3,056,063	$288,262	$0
SPDR SSgA Ultra Short Term Bond (5)	$0	N/A	N/A
SPDR MFS Systematic Core Equity ETF (6)	$7,309	N/A	N/A
SPDR MFS Systematic Growth Equity ETF (6)	$7,310	N/A	N/A
SPDR MFS Systematic Value Equity ETF (6)	$7,189	N/A	N/A

(1)	Funds not listed in the table above had not commenced operations as of June 30, 2014.
(2)	The Fund commenced operations on April 25, 2012.
(3)	For the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, the Adviser reimbursed the Fund in the amounts of $102,164, $35,535 and $1,407 respectively.
(4)	The Fund commenced operations on April 3, 2013.
(5)	The Fund commenced operations on October 9, 2013.
(6)	The Fund commenced operations on January 8, 2014.

INVESTMENT SUB-ADVISER – SPDR Blackstone / GSO Senior Loan ETF

Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained GSO / Blackstone, as sub-adviser, to be responsible for the day to day management of the SPDR Blackstone / GSO Senior Loan ETF’s investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. GSO / Blackstone is a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”). GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”). Blackstone is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $278.9 billion as of June 30, 2014. As of June 30, 2014, GSO’s asset management operations had aggregate assets under management of approximately $69.5 billion across multiple strategies within the leveraged finance marketplace, including Senior Loans, high yield bonds, distressed and mezzanine debt. GSO / Blackstone’s principal business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement can be found in the Trust’s Annual Report to Shareholders dated June 30, 2014.

In accordance with the Sub-Advisory Agreement between the Adviser and GSO / Blackstone, the Adviser will pay GSO / Blackstone an annual investment sub-advisory fee equal to a portion of average daily net assets of the SPDR Blackstone / GSO Senior Loan ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to GSO / Blackstone Debt Funds Mangement LLC for its services:

FUND	2014	2013	2012
SPDR Blackstone / GSO Senior Loan ETF (1)	$2,038,882	$174,690	N/A

(1)	The Fund commenced operations on April 3, 2013.

INVESTMENT SUB-ADVISER – MFS ETFs

Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained MFS as sub-adviser, to be responsible for the day to day management of each of SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF, and SPDR MFS Systematic Value Equity ETF’s investments, subject to the supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $437 billion as of June 30, 2014.

In accordance with the Sub-Advisory Agreement between the Adviser and MFS, the Adviser will pay MFS an annual investment sub-advisory fee equal to a portion of average daily net assets of each Fund. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Massachusetts Financial Services Company for its services:

FUND	2014	2013	2012
SSgA MFS Systematic Core Equity ETF(1)	$260	N/A	N/A
SSgA MFS Systematic Growth Equity ETF (1)	$289	N/A	N/A
SSgA MFS Systematic Value Equity ETF (1)	$209	N/A	N/A

(1)	The Fund commenced operations on January 8, 2014.

PORTFOLIO MANAGERS

The Adviser manages the Funds, and GSO / Blackstone Debt Funds Management LLC manages the SPDR Blackstone / GSO Senior Loan ETF, using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

Fund	Portfolio Managers
SPDR SSgA Multi-Asset Real Return ETF	Robert Guiliano, Michael Martel and John A. Gulino
SPDR SSgA Income Allocation ETF	Timothy Furbush, Michael Martel and Jeremiah K. Holly
SPDR SSgA Conservative Global Allocation ETF	Michael Martel, Timothy Furbush and Lisa Khatri
SPDR SSgA Global Allocation ETF	Michael Martel, Timothy Furbush and Lisa Khatri
SPDR SSgA Aggressive Global Allocation ETF	Michael Martel and Timothy Furbush
SPDR Blackstone / GSO Senior Loan ETF	Daniel T. McMullen and Lee M. Shaiman
SPDR SSgA Ultra Short Term Bond ETF	Tom Connelley and Matt Pappas
SPDR MFS Systematic Core Equity ETF	Matthew W. Krummell
SPDR MFS Systematic Growth Equity ETF	Matthew W. Krummell
SPDR MFS Systematic Value Equity ETF	Jonathan W. Sage
SPDR SSgA RiskAware ETF	Gary Lowe, Simon Roe and John O’Connell

All ETFs except SPDR Blackstone / GSO Senior Loan ETF and the MFS ETFs. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The Portfolio Managers, who are also members of the Funds’ Investment Committee, are primarily responsible for the day-to-day portfolio management of the Funds. The other members of the Funds’ Investment Committee have oversight responsibilities for the investments made by the Funds.

Other Accounts Managed as of June 30, 2014

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Robert Guiliano	16	$5.36	6	$0.45	339	$88.33	$94.14
Michael Martel	16	$5.36	6	$0.45	339	$88.33	$94.14
Lisa Khatri	16	$5.36	6	$0.45	339	$88.33	$94.14
Timothy Furbush	16	$5.36	6	$0.45	339	$88.33	$94.14
Jeremiah K. Holly	16	$5.36	6	$0.45	339	$88.33	$94.14
John A. Gulino	16	$5.36	6	$0.45	339	$88.33	$94.14
Tom Connelley	14	$125.06	21	$108.09	100	$140.20	$373.35
Matt Pappas	0	$0	1	$0.09	26	$16.84	$16.93
Gary Lowe	4	$0.5	38	$7.4	36	$10.7	$18.7
Simon Roe	4	$0.5	38	$7.4	36	$10.7	$18.7
John O’Connell	4	$0.5	38	$7.4	36	$10.7	$18.7

*	There are no performance fees associated with these portfolios.
**	Includes 13 accounts (totaling $1,437.29 million in assets under management) with performance based fees.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2014:

Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Robert Guiliano	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
Michael Martel	None	None
Lisa Khatri	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
	SPDR SSgA Income Allocation ETF	$1 - $10,000
	SPDR SSgA Global Allocation ETF	$1 - $10,000
Timothy Furbush	SPDR SSgA Global Allocation ETF	$1 - $10,000
Jeremiah K. Holly	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
	SPDR SSgA Income Allocation ETF	$10,001 - $50,000
	SPDR SSgA Global Allocation ETF	$10,001 - $50,000
John A. Gulino	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
	SPDR SSgA Income Allocation ETF	$1 - $10,000
Tom Connelley	None	None

Matt Pappas	None	None
Gary Lowe	None	None
Simon Roe	None	None
John O’Connell	None	None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers’ accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance.

SPDR Blackstone / GSO Senior Loan ETF. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR Blackstone / GSO Senior Loan ETF and assets under management in those accounts as of June 30, 2014. The Portfolio Managers, who are also members of the Sub-Adviser’s Investment Committee, are primarily responsible for the day-to-day portfolio management of the Fund. The other members of the Sub-Adviser’s Investment Committee have oversight responsibilities for the investments made by the Fund.

Portfolio Manager and Member of the Investment Committee	Registered Investment Company Accounts	Assets Managed (billions)	Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other* Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Lee M. Shaiman	3	$1.9	0	$0.0	0	$0.0	$1.9
Daniel T. McMullen	0	$0.0	2	$1.8	16	$4.5	$6.3

*	There are no performance fees associated with these portfolios.
**	Separately Managed Accounts

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2014:

Portfolio Manager	Dollar Range of Trust Shares Beneficially Owned
Lee M. Shaiman	None
Daniel T. McMullen	None

Compensation. The Sub-Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Sub-Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Sub-Adviser and its clients.

GSO Potential Conflicts of Interest.

GSO will be subject to certain conflicts of interest as the Fund’s investment sub-adviser. These conflicts will arise primarily from the involvement of GSO, Blackstone and their respective affiliates (collectively, the “Firm”) in other activities that may conflict with those of the Fund. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the interests of the Fund or Fund Shareholders. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GSO will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that the Fund expects to utilize for purposes of finding and managing its investments. For example, the Firm may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other businesses and otherwise be unavailable to the Fund, and could also restrict the Fund’s activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund or account of the Firm has or has considered making an investment or which is otherwise an advisory client of the Firm may restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to engage in businesses or activities competitive with such companies.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory and other services. In the regular course of its investment banking and advisory businesses, the Firm represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Firm client would typically require the Firm to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of GSO to use such information. For example, employees of the Firm may be prohibited by law or contract from sharing information with the Adviser or the portfolio managers of the Fund. Additionally, there may be circumstances in which one or more of certain individuals associated with the Firm will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of the Firm. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also would be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend or execute an investment in a particular transaction on behalf of the Fund, GSO will, as permitted by applicable law, consider those relationships, which may result in GSO not considering certain transactions on the Fund’s behalf in view of such relationships, as may be permitted by law. The Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by GSO with respect to such investments, as may be permitted by law and in accordance with GSO’s applicable procedures. GSO may also have additional conflicts of interest, including where GSO may be incentivized to recommend or execute investments for the Fund that may favor the interests of Other Accounts (as defined below). In each such case, such transactions will be governed by, and GSO will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

The Firm may represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. This involvement may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. If the foregoing were followed, the Fund may be forgoing returns it would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund. The Firm may be compensated for these representations; however, such compensation will not be passed through to the Fund.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Adviser, on the Fund’s behalf, and other clients, including other investment funds, and any other investment vehicles that GSO or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively the “Other GSO Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other GSO Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund although it is GSO’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with those of the Fund. GSO or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Fund does not determine to invest in for regulatory, investment or other reasons. Affiliates of GSO engage in an investment advisory business separate from GSO, including with respect to accounts that compete with the Fund, and have no obligation to make investment opportunities available to the Fund.

While GSO will seek to manage potential conflicts of interest in good faith, the transactions effected by GSO and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GSO in providing sub-advisory services to the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. GSO may have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts, including where GSO may be incentivized to recommend investments for the Fund that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GSO has more attractive incentive fees for such Other Accounts, or where individuals of GSO who are responsible for selecting investments for the Fund have large personal stakes in Other Accounts, or where personnel of GSO benefit directly or indirectly from compensation generated by Other Blackstone Accounts. In each such case, such transactions will be governed by, and GSO will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GSO, be suitable for the Fund. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Fund and may not be allocated to the Fund. Such investments, while high risk, can at times offer exceptional returns, and the Fund may not be able to participate in these returns.

It is the general policy of GSO to share appropriate investment opportunities (and sale opportunities) with the Other Accounts as permitted by the 1940 Act and interpretive guidance from the staff of the SEC. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each account (including with respect to guidelines as to concentration of holdings), based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account available cash and the relative capital of the respective entities. Nevertheless, investment opportunities may be allocated other than on a pro rata basis, if GSO deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment relative to the Fund’s or the Other Accounts’ current risk profile; (b) the Fund’s or the Other Accounts’ investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the need to re-size risk in the Fund’s or the Other Accounts’ portfolios, including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios; (d) the Fund’s and the Other Accounts’ liquidity requirements, including during a ramp-up or wind-down of the Fund or the Other Accounts, proximity to the end of the Fund’s or the Other Accounts’ specified term, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory restrictions or consequences; (g) when a pro rata allocation could result in a small or odd lot allocations; (h) degree of leverage availability and any requirements or other terms of any existing leverage facilities; (i) the Fund’s or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; and (k) any other considerations deemed relevant by GSO or the applicable investment adviser to an Other Account. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding GSO’s general policy of pro rata allocation.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GSO or its affiliates consider equitable.

From time to time, the Fund and Other Accounts may make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, when the Fund and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GSO believes it would be in the best economic interests of the Fund to do so. Also, the Fund may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GSO believes it would be in the best economic interests of the Fund to do so.

Service Providers

The Fund’s service providers (including lenders, brokers, attorneys, and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence GSO in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GSO believes to be of benefit to the Fund or Other Accounts).

Allocation of Personnel

GSO and its members, partners, officers and employees will devote as much of their time to activities of the Fund as they deem necessary or appropriate. The Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of GSO and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of GSO.

Material Non-Public Information

GSO or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GSO would be restricted from buying or selling securities, derivatives or loans of theborrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. Disclosure of such information to GSO’s personnel responsible for the affairs of the Fund will be limited, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GSO or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GSO or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Portfolio Company Relationships

The entities in which the Fund invests may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by the Firm that, although the Firm determines to be consistent with the requirements of such investment funds’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and which may involve fees and/or servicing payments to Firm-affiliated entities, subject to applicable law. For example, the Firm may offer portfolio companies of its investment funds the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm may receive directors’ fees or other similar compensation. Such amounts, which have not been, and are not expected to be, material, will not be passed through to the Fund.

Transactions with Other Accounts

From time to time, the Fund may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GSO’s fiduciary obligations to the Fund and the 1940 Act.

Other Affiliate Transactions

The Fund may acquire a security from an issuer in which a separate security has been acquired by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of GSO owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GSO between its interests in the Fund and the portfolio company, in that the ability of GSO to recommend actions in the best interest of the Fund might be restricted. Affiliates of GSO may also act as underwriters in certain transactions that the Fund may wish to invest in, but the Fund would be prevented by the 1940 Act from participating in such transactions. Affiliates of GSO may also act as broker-dealers to the Fund in portfolio transactions, but may only do so in compliance with the 1940 Act. Even despite compliance with the 1940 Act, potential conflicts of interest may arise in such transactions. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund.

MFS ETFs. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the MFS ETFs and assets under management in those accounts as of June 30, 2014. The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Matthew W. Krummell	11	$4.23	2	$0.202	9	$3.45	$7.88
Jonathan W. Sage	11	$15.84	5	$0.453	20	$7.07	$23.36

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2014:

Portfolio Manager	Dollar Range of Trust Shares Beneficially Owned
Matthew W. Krummell	None
Jonathan W. Sage	None

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).

As of the date of this SAI, MFS anticipates that the following benchmarks will be used to measure the portfolio managers’ performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
SPDR MFS Systematic Core Equity ETF	Matthew W. Krummell	Standard & Poor’s 500 Stock Index
SPDR MFS Systematic Growth Equity ETF	Matthew W. Krummell	Russell 1000 Growth Index
SPDR MFS Systematic Value Equity ETF	Jonathan W. Sage	Russell 1000 Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Potential Conflicts of Interest

The Sub-Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of the Sub-Adviser or its subsidiaries with similar investment objectives. The Sub-Adviser’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Sub-Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than the Funds may outperform investments selected for the Funds.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Sub-Adviser to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.

The Sub-Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trusts, as follows: 0.0125% of average net assets for all series of the Trust. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also receives compensation from State Street Bank for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of February 7, 2013, the Adviser and/or Distributor had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote certain SPDR Funds to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain SPDR Funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR Funds.

Each Fund has adopted a Distribution and Service (Rule 12b-1) Plan (a “Plan”) pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the “Independent Trustees” (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons (“Investor Services Organizations”) that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) (“Investor Services Agreements”). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a “related agreement” under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund’s average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund’s average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund. The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the

1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of SSgA Master Trust regarding purchases and sales of securities for each Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Portfolio and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Portfolio’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Portfolio Shares into account. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use the Portfolios’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. The Adviser may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, the Adviser’s and SSgA’s clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Portfolios will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Portfolios for the fiscal years ended June 30. Brokerage commissions paid by a Portfolio may be substantially different from year to year for multiple reasons, including market volatility and the demand for a particular Portfolio.

PORTFOLIO(1)	FISCAL YEAR ENDED JUNE 30, 2014	FISCAL YEAR ENDED JUNE 30, 2013		FISCAL YEAR ENDED JUNE 30, 2012
SSgA Multi-Asset Real Return Portfolio (2)	$35,084		$13,131		$0
SSgA Income Allocation Portfolio (2)	$43,464		$45,570		$0
SSgA Global Allocation Portfolio (2)	$31,369		$18,641		$0
Blackstone / GSO Senior Loan Portfolio (3)	$0		$270	$	N/A
SSgA Ultra Short Term Bond Portfolio (4)	$0	$	N/A	$	N/A
SSgA MFS Systematic Core Equity Portfolio (5)	$459	$	N/A	$	N/A
SSgA MFS Systematic Growth Equity Portfolio (5)	$290	$	N/A	$	N/A
SSgA MFS Systematic Value Equity Portfolio (5)	$492	$	N/A	$	N/A

(1)	Portfolios not listed in the table above had not commenced operations as of June 30, 2014.
(2)	The Portfolio commenced operations on April 25, 2012.
(3)	The Portfolio commenced operations on April 3, 2013.
(4)	The Portfolio commenced operations on October 9, 2013.
(5)	The Portfolio commenced operations on January 8, 2014.

Securities of “Regular Broker-Dealer.” Each Portfolio is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the SSgA Master Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Holdings in Securities of Regular Broker-Dealers as of June 30, 2014.

JPMorgan Chase & Co.	$934,974
Wells Fargo & Co.	$631,957
Bank of America Corp.	$250,261
Citigroup, Inc.	$237,007
Goldman Sachs & Co.	$88,408

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares. DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

As of October 3, 2014, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund.

Fund	Name and Address	Percentage of Ownership
SPDR SSgA Multi-Asset Real Return ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	27.51%

SPDR SSgA Income Allocation ETF	Fiduciary - SSB - DTC 0987 1776 Heritage Drive, 5th Floor Quincy, MA 02171	58.97%

SPDR SSgA Ultra Short Term Bond ETF	SG Americas Securities, LLC 480 Washington Blvd. Jersey City, NJ 07310	30.36%

SPDR MFS Systematic Core Equity ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	50.80%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY	42.70%

SPDR MFS Systematic Growth Equity ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	70.30%

SPDR MFS Systematic Value Equity ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	89.80%

SPDR SSgA Risk Aware ETF	Wells Fargo Bank, National Association 733 Marquette Avenue South Minneapolis, MN 55479	55.60%

As of October 3, 2014, to the knowledge of the Trust, in addition to those interestholders set forth above, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of the Funds.

Fund	Name and Address	Percentage Of Ownership
SPDR SSgA Multi-Asset Real Return ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	24.40%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.58%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.27%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.56%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.32%

SPDR SSgA Income Allocation ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.38%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.69%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.45%

SPDR SSgA Global Allocation ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.27%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	16.27%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	10.72%

	RBC Capital Markets Corporation 200 Vesey Street New York, NY 10281	10.22%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.41%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	8.29%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.90%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.31%

SPDR Blackstone / GSO Senior Loan ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.48%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.56%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	10.11%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	9.12%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.28%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.47%

	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	6.41%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.36%

SPDR SSgA Ultra Short Term Bond ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	19.65%

	Goldman Sachs Execution & Clearing, L.P. 30 Hudon Street, 4th Floor Jersey City, NJ 07302	12.00%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY	7.96%

	U.S. Bank N.A. 1555 North River Center, Suite 210 Milwaukee, WI 53212	7.93%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.42%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.05%

SPDR MFS Systematic Growth Equity ETF	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY	20.12%

SPDR SSgA Risk Aware ETF	Credit Suisse Securities (USA) LLC One Madison Avenue, 3rd Floor New York , NY 10010	19.42%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.39%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.61%

	J.P. Morgan Clearing Corp. 245 Park Avenue New York, NY	5.29%

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for a designated portfolio of securities or in cash for the value of such securities or in cash for the value of such securities. The value of each Fund is determined once each business day, normally as of the Closing Time. Creation Unit sizes are 50,000 Shares per Creation Unit. The Creation Unit size for each Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for each Fund is set forth in the table below:

FUND	CREATION*	REDEMPTION*
SPDR SSgA Multi-Asset Real Return ETF	In-Kind	In-Kind
SPDR SSgA Income Allocation ETF	In-Kind	In-Kind
SPDR SSgA Conservative Global Allocation ETF	In-Kind	In-Kind
SPDR SSgA Global Allocation ETF	In-Kind	In-Kind
SPDR SSgA Aggressive Global Allocation ETF	In-Kind	In-Kind
SPDR Blackstone / GSO Senior Loan ETF	Cash	Cash
SPDR SSgA Ultra Short Term Bond ETF	Cash	Cash
SPDR MFS Systematic Core Equity ETF	In-Kind	In-Kind
SPDR MFS Systematic Growth Equity ETF	In-Kind	In-Kind
SPDR MFS Systematic Value Equity ETF	In-Kind	In-Kind
SPDR SSgA Risk Aware ETF	In-Kind	In-Kind

*	May be revised at any time without notice.

Each Fund issues and redeem Shares only in Creation Units at the net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a Fund is determined once each business day, normally as of the Closing Time. Creation Unit sizes are 50,000 Shares per Creation Unit. The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change. The consideration for creations and redemptions may change at any time without notice.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

As noted above , the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

(e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, certain Funds may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

FUND	TRANSACTION FEE*, **	MAXIMUM TRANSACTION FEE*, **
SPDR SSgA Multi-Asset Real Return ETF	$100	$400
SPDR SSgA Income Allocation ETF	$100	$400
SPDR SSgA Conservative Global Allocation ETF	$100	$400
SPDR SSgA Global Allocation ETF	$100	$400
SPDR SSgA Aggressive Global Allocation ETF	$100	$400
SPDR Blackstone / GSO Senior Loan ETF	$50	$200
SPDR SSgA Ultra Short Term Bond ETF	$150	$450
SPDR MFS Systematic Core Equity ETF	$150	$450
SPDR MFS Systematic Growth Equity ETF	$150	$450
SPDR MFS Systematic Value Equity ETF	$150	$450
SPDR SSgA Risk Aware ETF	$450	$1350

*	From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**	In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Each Fund calculates net asset value using the net asset value of the respective Portfolio. Net asset value per Share for each Portfolio is computed by dividing the value of the net assets of the Portfolio (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Portfolio is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Portfolio’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating a Portfolio’s net asset value per Share, the Portfolio’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board of the SSgA Master Trust from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the SSgA Master Trust’s procedures require the Pricing and Investment Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Portfolios’ index providers). In these cases, the Portfolio’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of a Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid quarterly by each Fund (monthly for the SPDR Blackstone / GSO Senior Loan ETF and SPDR SSgA Ultra Short Term Bond ETF ), but may vary significantly from quarter to quarter (or month to month). Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUNDS. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in any other Fund, and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Portfolio expects to be treated as a separate partnership (or as an entity disregarded as separate from the corresponding Fund) for federal income tax purposes. The Portfolios generally will not themselves be subject to federal income tax. Instead, each Portfolio will allocate to the corresponding Fund the Fund’s share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction, or credit.

Income derived from direct and indirect investments in commodities is not qualifying income for purposes of the Qualifying Income Requirement. Thus, income from certain commodities-related investments may cause a Fund not to qualify as a regulated investment company. To the extent a Portfolio invests in exchange traded commodity trusts, or makes other commodities-related investments that may generate income that is not qualifying income, the Portfolio will seek to restrict the resulting income from such investments so that the corresponding Fund’s non-qualifying income does not exceed 10% of its gross income. However, a Portfolio might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. A Portfolio may also invest up to 25% of its total assets in one or more ETPs that are qualified publicly traded partnerships (“QPTPs”), including those whose principal activities are the buying and selling of commodities or options, futures, or forwards with respect to commodities. Although income from QPTPs is generally qualifying income, if an ETP intending to qualify as a QPTP fails to qualify as a QPTP, the income generated from a Portfolio’s investment in the ETP may not be qualifying income. There can be no guarantee that any ETP will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETPs as QPTPs.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, each Fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. A Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. A Fund is permitted to carryforward indefinitely a net capital loss form any taxable year that began after December 22, 2010. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deductionand the portion of dividends which may qualify for treatment as qualified dividend income, if any.

Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the corresponding Portfolio. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to the shareholders’ investments in the Funds and to the Portfolios’ investments in the underlying dividend-paying stocks. Dividends treated as received by a Fund from a real estate investment trust (a “REIT”) or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that a Fund’s allocable share of dividends received by a Portfolio from a REIT and distributed from that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a Portfolio from U.S. corporations (generally, dividends received by a Portfolio in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Internal Revenue Code. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares in the Fund. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Distributions that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder’s net investment income.Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS – SALE OF SHARES. In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Fund Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares. A loss realized on a sale of Shares of a Fund may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

In general, a Fund will not recognize gain for federal income tax purposes when it invests in a Portfolio or when it receives distributions or makes withdrawals from a Portfolio unless cash distributions or withdrawals exceed the Fund’s adjusted tax basis in its interest in the Portfolio. In general, a Fund will not recognize loss for federal income tax purposes when it invests in a Portfolio or receives distributions or makes withdrawals from a Portfolio unless it withdraws its entire interest from the Portfolio solely in exchange for cash.

As noted above, each Fund may directly make investments in an ETP, invest in any of the instruments or engage in any of the investment practices described above if such investment activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. The Funds, however, intend to make their investments through their respective Portfolios. References made below with respect to investments by a Portfolio are intended where appropriate to describe certain tax consequences to a Fund if such Fund were to directly invest in such assets.

TAXATION OF FUND INVESTMENTS. Dividends and interest received by the Portfolios on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of certain foreign stocks or securities (generally treating assets held indirectly through a Portfolio as though they were held directly by the Fund), then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Portfolio, subject to certain limitations. Pursuant to this election, a Fund would treat those taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If a Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund.

Certain of the Portfolios’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, could affect the character of gains and losses realized by the Portfolios (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolios and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the corresponding Fund to recognize income without the Portfolio receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the RIC distribution requirements for avoiding income and excise taxes. The Funds and Portfolios intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as RICs.

If a Portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the corresponding Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if the Fund’s allocable share of all income or gain actually received by the Portfolio is timely distributed by the Fund to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. The corresponding Fund’s share of such income would be subject to the distribution requirements applicable to RICs, as described above. In order to enable a Fund to satisfy the distribution requirements and avoid a tax at the Fund level, a Portfolio may be required to liquidate its interest in securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Portfolio. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Portfolio to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Portfolio on an annual basis, which it might not agree to do. The Portfolios may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

Each Portfolio is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Portfolio may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Portfolio. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

Investments by a Portfolio in zero coupon or other discount securities will result in income to the Portfolio equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Portfolio may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Portfolio, a Portfolio may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the corresponding Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if issued with original issue discount. Absent a Portfolio’s election to include the market discount in income as it accrues, gain on the Portfolio’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cashreceipt by the Portfolio, the Portfolio may be required to borrow money or dispose of other securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Portfolio.

Special rules apply if a Portfolio holds inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Portfolio under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Portfolio’s OID in a taxable year with respect to a bond will increase a Portfolio’s (and the corresponding Fund’s) taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for its applicable year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Portfolio’s (and corresponding Fund’s) taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund or the corresponding Portfolio invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund or Portfolio from holding investments in REITs that hold residual interests in REMICs, and a Fund or Portfolio may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

FOREIGN SHAREHOLDERS. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 35%, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, a Fund may itself qualify as a USRPI, which would result in similar consequences to certain non-U.S. investors.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, no par value per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006, serves as counsel to the Trust. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust and SSgA Master Trust generally intend to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund or Portfolio. The ability of the Trust or SSgA Master Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust or SSgA Master Trust from delivering securities within three business days.

MARKET	MAX SETL CYCLE	TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7 CALENDAR DAYS (MAX DAYS IN PARENTHESES)
Australia	7 days
Austria	10 days	12/19/14 (10); 12/22/14 (8); 12/23/14 (8)
Belgium	7 days
Brazil	7 days
Canada	7 days
Chile	7 days
China	10 days	2/13/15 (10); 2/16/15 (8); 2/17/15 (8)
Columbia	7 days
Czech Republic	10 days	12/19/14 (10); 12/22/14 (8); 12/23/14 (8)
Denmark	8 days	3/30/15 (8); 3/31/15 (8); 4/1/15(8)
Egypt	7 days
Finland	7 days
France	7 days
Germany	7 days
Greece	7 days
Hong Kong	8 days	3/31/15 (8); 4/1/15(8); 4/2/15 (8)
Hungary	7 days
India	7 days
Indonesia	7 days
Ireland	7 days
Israel	7 days
Italy	10 days	12/19/14 (10); 12/22/14 (8); 12/23/14 (8)
Japan	10 days	4/29/15 (8); 4/30/15 (8); 5/1/15 (10); 9/16/15 (8); 9/17/15 (8); 9/18/15 (10)
Luxembourg	7 days
Malaysia	7 days
Mexico	7 days
Morocco	7 days
Netherlands	7 days
New Zealand	7 days
Norway	8 days	3/30/15 (8); 3/31/15 (8); 4/1/15(8)
Pakistan	7 days
Peru	7 days
Philippines	12 days	12/24/14 (12); 12/26/14 (11); 12/29/14 (9)
Poland	7 days
Portugal	7 days
Russia	14 days	12/29/14 (14); 12/30/14 (14); 12/31/14 (14)
Singapore	7 days
South Africa	7 days
South Korea	10 days
Spain	7 days
Sweden	10 days	12/19/14 (10); 12/22/14 (8); 12/23/14 (8)

Switzerland	10 days	12/19/14 (10); 12/22/14 (8); 12/23/14 (8)
Taiwan	11 days	2/13/15 (11); 2/16/15 (9); 2/17/15 (9)
Thailand	10 days	12/26/14 (10); 12/29/14 (8); 12/30/14 (8); 4/8/15 (8); 4/9/15 (8); 4/10/15 (10)
Turkey	7 days
United Kingdom	7 days

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2014, along with the Reports of Ernst & Young, LLP, the Trust’s Independent Registered Public Accounting Firm, included in the Trust’s Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.

State Street Global Advisors Funds Management, Inc. (“SSgA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSgA FM Global Proxy Voting and Engagement Principles.

SSgA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSgA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSgA FM’s APPROACH TO

PROXY VOTING AND ISSUER ENGAGEMENT

At SSgA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSgA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSgA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSgA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSgA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSgA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSgA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSgA FM engages with issuers, regulators, or both, depending on the market. SSgA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSgA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSgA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSgA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Active

SSgA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

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SSgA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSgA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSgA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may negatively impact long-term shareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSgA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.

SSgA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement, such as shareholder conference calls.

PROXY VOTING PROCEDURE

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSgA Global Proxy Review Committee (“SSgA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Guidelines. The SSgA PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSgA FM’s proxy voting process, SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSgA FM Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by- case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

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In some instances, the Corporate Governance Team may refer significant issues to the SSgA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA PRC, the Corporate Governance Team will consider whether a material conflict of interest exists between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”).

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required or where various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA FM has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSgA

PRC. The SSgA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

PROXY VOTING AND ENGAGEMENT PRINCIPLES

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSgA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent

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board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSgA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSgA FM believes audit committees should have independent directors as members, and SSgA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; SSgA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSgA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

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Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSgA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on Loan

For funds where SSgA FM acts as trustee, SSgA FM may recall securities in instances where SSgA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSgA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSgA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSgA FM, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSgA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.
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© 2014 State Street Corporation. All Rights Reserved.	7	ID1061-INST-4625 0414 Exp. Date: 4/30/2015

State Street Global Advisors Funds Management, Inc.’s (“SSgA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSgA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with

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appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSgA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;

•	Director nominees who sit on more than six public company boards;
•	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

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Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;
•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against age and term limits.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure; if the board is composed of 80 percent independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and consideration of other governance factors, including, but not limited to, shareholder rights and antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

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Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

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SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

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•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

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•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

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[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.
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© 2014 State Street Corporation. All Rights Reserved.	10	ID1060-INST-4624 0414 Exp. Date: 4/30/2015

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSgA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSgA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSgA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such

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as overall level of independence on the board and general corporate governance standards in the company. SSgA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSgA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSgA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSgA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSgA FM may vote against directors if their director terms extend beyond four years.

SSgA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSgA FM may vote against the entire slate.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

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SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

In some European markets, differential voting rights continue to exist. SSgA FM supports the “one share one vote” policy and favours a share structure where all shares have equal voting rights. SSgA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSgA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSgA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis–applying pre–emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSgA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSgA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

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SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSgA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSgA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSgA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSgA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

5

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

6

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.
ssga.com

© 2014 State Street Corporation. All Rights Reserved.	7	ID1058-INST-4622 0414 Exp. Date: 3/31/2015

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSgA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence

2

of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSgA FM supports the annual election of directors.

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSgA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

3

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSgA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

4

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

5

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Globoal Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.
ssga.com

© 2014 State Street Corporation. All Rights Reserved.	6	ID1059-INST-4623 0414 Exp. Date: 4/30/2015

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

At SSgA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSgA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country: (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSgA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY IN EMERGING MARKETS

SSgA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSgA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSgA FM’s proxy voting and engagement philosophy in emerging markets.

SSgA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company.

However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSgA FM performs in emerging market companies.

SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSgA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other employees; and

•	Attendance levels.

AUDIT RELATED ISSUES

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSgA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSgA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

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SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SSgA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transcations

Most companies in emerging markets have a controlled ownership structure that often include complex cross- shareholding between subsidiaries and parent companies (related companies). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSgA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions.Further, SSgA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSgA FM expects companies to clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

REMUNERATION

SSgA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSgA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

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ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSgA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

GENERAL /ROUTINE ISSUES

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSgA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

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The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

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The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

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© 2014 State Street Corporation. All Rights Reserved.	5	ID1056-INST-4621 0414 Exp. Date: 4/30/2015

State Street Global Advisors Funds Management, Inc.’s, (“SSgA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSgA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including; board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSgA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSgA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSgA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSgA FM’s PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSgA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSgA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSgA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSgA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSgA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSgA FM will oppose the top executive, if the board does not have at least two outside directors.

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For companies with a committee structure, SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSgA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSgA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSgA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSgA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSgA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

AUDIT RELATED ITEMS

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSgA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSgA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

CAPITAL STRUCTURE, REORGANIZATION AND MERGERS

SSgA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSgA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSgA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSgA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSgA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSgA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital or if it leaves the company with less than 30 percent of the proposed authorized capital outstanding. Where share issuance requests exceed our standard threshold, SSgA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits

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Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSgA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSgA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSgA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSgA FM will recommend a vote in favor.

SSgA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following

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conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

COMPENSATION

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSgA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSgA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSgA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSgA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSgA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSgA FM cannot calculate the dilution level and, therefore, SSgA FM may oppose such plans for poor disclosure. SSgA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSgA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

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ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

MISCELLANEOUS/ROUTINE ITEMS

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSgA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSgA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

MORE INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.
ssga.com

© 2014 State Street Corporation. All Rights Reserved.	7	ID1057-INST-4649 0414 Exp. Date: 4/30/2015

State Street Global Advisors Funds Management, Inc.’, (“SSgA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSgA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSgA FM’s PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSgA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSgA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSgA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure.

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SSgA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSgA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSgA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSgA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSgA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSgA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSgA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSgA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSgA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSgA FM believes that executive pay should be determined by the board of directors and SSgA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSgA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSgA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSgA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving

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audit fees, SSgA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSgA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSgA FM may consider auditor tenure when evaluating the audit process.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSgA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSgA FM may vote against if such authorities are greater than 20% of the issued share capital. SSgA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSgA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSgA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSgA FM generally supports dividend payouts that constitute 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

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Anti-Takeover Measures

SSgA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

There is a simple underlying philosophy that guides SSgA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSgA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSgA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSgA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSgA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSgA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSgA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSgA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSgA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSgA FM allows boards discretion over how they provide oversight in this area. However, SSgA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSgA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSgA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

5

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSgA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia • Telephone: +612 9240-7600 • Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium • Telephone: +32 2 663 2036 • Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 • Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates • Telephone: +971 (0)4-4372800 • Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France • Telephone: (+33) 1 44 45 40 00 • Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich • Telephone: +49 (0)89-55878-100 • Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong • Telephone: +852 2103-0288 • Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers • Telephone: +353 (0)1 776 3000 • Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy • Telephone: +39 02 32066 100 • Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 • Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands • Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) • Telephone: +65 6826-7500 • Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich • Telephone: +41 (0)44 245 70 00 • Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ • Telephone: +020 3395 6000 • Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 • Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA FM’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.
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© 2014 State Street Corporation. All Rights Reserved.	6	ID1055-INST-4620 0414 Exp. Date: 3/31/2015

GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), GSO / Blackstone Debt Funds Management LLC (the “Sub-Adviser”) has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

Due to the nature of the SPDR Blackstone / GSO Senior Loan ETF’s (the “Fund”) investment strategy, equity securities will generally not be a large portion of the investments of the Fund. Nevertheless, the Sub-Adviser’s policies and procedures are reasonably designed to ensure that the Sub-Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Sub-Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Sub-Adviser. The investment committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Sub-Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Sub-Adviser will require the members of the investment committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, GSO / Blackstone Debt Funds Management LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-

audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.